UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Third Street South, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 332-7371

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

The Valspar Corporation’s Proxy Statement dated January 20, 2006 reported in the “Director Independence” section on page 7 that its Board of Directors is comprised of a majority of directors who are considered “independent” under applicable NYSE listing standards. The Proxy Statement did not name each director determined by the Board of Directors to be “independent.” The independent directors are John S. Bode, Susan S. Boren, Jeffrey H. Curler, Charles W. Gaillard, Mae C. Jemison, Thomas R. McBurney, Gregory R. Palen, Lawrence Perlman and Richard L. White.

Future Proxy Statements will identify each member of the Board of Directors determined to be “independent” under applicable NYSE listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Date: May 22, 2006	By:	s/ Rolf Engh

Name: Rolf Engh Title: Secretary